Derivative Financial Instruments and Hedging Activities Floating to Fixed Interest Rate Swaps (Details) (Floating rate notes due 2014 [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Floating rate notes due 2014 [Member]
Derivative [Line Items]
Notional amount	$ 300
Floating interest rate received on swaps	0.31%
Fixed interest rate paid on swaps	0.76%
Basis for contracted floating interest rate paid	3 month LIBOR